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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) February 14, 2003
                                                        -----------------

                            WEST ESSEX BANCORP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

      United States                  0-29770                   22-3597632
      ------------                   ---------                 ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)


                417 Bloomfield Avenue, Caldwell, New Jersey 07006
                -------------------------------------------------
                    (Address of principal executive offices)

                                 (973) 226-7911
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS.
         ------------

      On February 14, 2003 West Essex Bancorp, Inc. issued a press release announcing that at a special meeting of stockholders, the Company's stockholders approved the pending merger with Kearny Financial Corp., Wood- Ridge, New Jersey. In addition, the Company announced earnings for the fiscal year ended December 31, 2002.

      A press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated February 14, 2003.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WEST ESSEX BANCORP, INC.




Date: February 14, 2003                 By: /s Michael T. Sferrazza
                                            ------------------------------------
                                            Michael T. Sferrazza
                                            Vice President and Controller
                                            (Principal Financial Officer)




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EXHIBIT 99.1      PRESS RELEASE